                                                                  Exhibit 4(b)


                           PACIFIC TELECOM, INC.

                     CERTIFICATE OF AUTHORIZED OFFICER


          The undersigned, Brian M. Wirkkala, being the Vice President and Treasurer of Pacific Telecom, Inc., a Washington corporation (the
"Company"), hereby certifies on behalf of the Company that:

     (1) This is a certificate contemplated by Sections 301 and 102 of the Indenture dated as of September 20, 1991, as amended and supplemented (the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee (the "Trustee");

     (2) The undersigned is an Authorized Officer;

     (3) The undersigned officer has read the covenants and conditions and definitions relating thereto in the Indenture with respect to the proposed issuance of a new series of Securities thereunder;

     (4) The undersigned officer has examined and is familiar with (a) the Notes (defined below) and (b) the opinion of Stoel Rives LLP delivered herewith;

     (5) In the opinion of the undersigned officer, the undersigned has also examined or caused to be examined such other documents and satisfied himself as to such other matters as he has deemed necessary to enable him to express an informed opinion as to whether those covenants and conditions have been complied with;

     (6) In the opinion of the undersigned officer, the covenants and, except as specifically set forth below, all conditions precedent provided for in the Indenture relating to the proposed issuance of a new series of Securities thereunder have been complied with; and

     (7) There has been established a series of unsecured and unsubordinated debt to be issued pursuant to the Indenture, the title of which is Medium-Term Notes, Series C (the "Notes"), pursuant to the resolutions adopted by the Board of Directors of the Company on December 28, 1995 (the "Resolutions") and this Certificate of Authorized Officer (as authorized by the Resolutions), and the following terms for the Notes have been established pursuant to the actions of an Authorized Officer who is authorized under the Resolutions to establish such terms:

          (a) The form for each Note that will bear interest at a fixed rate (the "Fixed Rate Notes") shall be as set forth in the form of Fixed Rate Note attached as Exhibit A;

          (b) The form for each Note that will bear interest at a floating rate (the "Floating Rate Notes") shall be as set forth in the form of Floating Rate Note attached as Exhibit B;

          (c) The Notes may be issued pursuant to the Indenture in an aggregate principal amount of up to U.S.

$200,000,000 (or the equivalent thereof in other currencies or composite currencies);

          (d) The principal amount of the Notes shall be payable on such date or dates established prior to the issuance of such Notes from time to time pursuant to the Resolutions, which will be evidenced by instructions of an Authorized Representative as contemplated by Section 311 of the Indenture;

          (e) The Fixed Rate Notes shall bear interest at such rate or rates established prior to the issuance of such Fixed Rate Notes from time to time pursuant to the Resolutions, which will be evidenced by instructions of an Authorized Representative as contemplated by Section 311 of the Indenture and, unless otherwise provided in instructions of an Authorized Representative, the Interest Payment Dates for the Fixed Rate Notes shall be March 1 and September 1 of each year;

          (f) The Floating Rate Notes shall bear interest based upon "LIBOR," "Treasury Rate," "Commercial Paper Rate," "CD Rate," "Prime Rate," "CMT Rate" or other "Base Rate," with such "Spread" or "Spread Multiplier," and shall have such "Initial Interest Rates," "Interest Payment Dates," "Record Dates," "Interest Reset Periods," "Interest Payment Periods," "Maximum Interest Rate," "Minimum Interest Rate," "Index Maturity" and "Interest Reset Dates" (all such terms as defined in the attached Exhibit
B) in each case as established prior to the issuance of such Notes from time to time pursuant to the Resolutions, which will be evidenced by instructions of an

Authorized Representative as contemplated by Section 311 of the Indenture;

          (g) Unless otherwise provided in instructions of an Authorized Representative as contemplated by Section 311 of the Indenture with respect to any Note, interest shall accrue on each Note from the date of issuance thereof ("Original Issue Date");

          (h) Unless otherwise provided in instructions of an Authorized Representative as contemplated by Section 311 of the Indenture, the Regular Record Date with respect to any Interest Payment Date for a Note shall be the date fifteen calendar days (whether or not a Business Day) immediately preceding such Interest Payment Date;

          (i) Unless otherwise provided in instructions of an Authorized Representative as contemplated by Section 311 of the Indenture, the first interest payment on any Note with an Original Issue Date between a Regular Record Date and an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered owner on such next Regular Record Date (subject to the right of the Company to elect, in its sole discretion, to pay such interest on the first Interest Payment Date after the Original Issue Date);

          (j) The First National Bank of Chicago, at its Corporate Trust Office in Chicago, Illinois, or at its office in The City of New York designated for such purpose, shall be the Company's Paying Agent and Security Registrar for the Notes; such offices shall be the place where the principal of (and premium, if any) and interest on the Notes shall be payable, the Notes may be surrendered for registration of transfer, the Notes may be surrendered for exchange and notices and demands to or upon the Company in respect of the Notes and the Indenture may be served;

          (k) Redemption dates and terms, if any, for any of the Notes shall be established prior to the issuance of such Notes from time to time pursuant to the Resolutions, which will be evidenced by instructions of an Authorized Representative as contemplated by Section 311 of the Indenture; provided that, if no redemption dates are established with respect to a Note, such Note shall not be redeemable prior to Maturity;

          (l) The Notes shall be issuable in denominations of U.S. $1,000 and integral multiples of U.S. $1,000 in excess thereof, unless otherwise provided in instructions of an Authorized Representative as contemplated by
Section 311 of the Indenture with respect to any Note;

          (m) Payments of principal of (and premium, if any) and interest payable on the Notes will be made at the Trustee's Corporate Trust Office in Chicago, Illinois or the Trustee's office in The City of New York designated for such purpose; provided that interest (other than interest payable at Maturity) may, at the Company's option, be paid (i) by check mailed to the address of the person entitled thereto as it appears in the Security Register as of the Record Date or (ii) by wire transfer to an account maintained by such person with a bank located in the United States; provided that proper wire transfer instructions have been received by the Trustee by the Regular Record Date;

          (n) The automated issuance system described in Section 311 of the Indenture shall be available for the Notes and all issuance instructions for the Notes may be given by an Authorized Representative as contemplated by Section 311 of the Indenture;

          (o) The dates within 15 days of which lists of Holders of Original Issue Discount Securities are to be furnished to the Trustee, pursuant to Section 701(a) of the Indenture, shall be each March 1 and September 1; and

          (p) Except for Foreign Currency Notes, upon issuance, the Notes will be represented by one or more Global Securities that will be deposited with, or on behalf of, The Depository Trust Company, New York, New York.

          Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Indenture.

          IN WITNESS WHEREOF, the Company has caused this Certificate to be executed this _____ day of _______________, 1996.

                                        PACIFIC TELECOM, INC.


                                        By:
                                           -------------------------------
                                           Brian M. Wirkkala, Vice
                                           President and Treasurer

                                                                     EXHIBIT A

                                   [FACE]

          [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DEPOSITARY") (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.]

          [If applicable, insert -- THIS NOTE IS AN "ORIGINAL ISSUE DISCOUNT NOTE." FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY SUCCESSOR THERETO, THE ISSUE PRICE OF THIS NOTE IS [U.S. $] ( % OF ITS PRINCIPAL AMOUNT), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS [U.S. $] _________, THE ISSUE DATE IS _______________, 199__, AND THE YIELD TO MATURITY ON THE ISSUE DATE IS %. THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT ACCRUAL PERIOD, IF ANY, IS [U.S. $] , DETERMINED ON THE BASIS OF THE APPROXIMATE METHOD.]


REGISTERED                                                       REGISTERED

CUSIP No. __________________


                           PACIFIC TELECOM, INC.

                   Fixed Rate Medium-Term Note, Series C

ORIGINAL ISSUE DATE:                           MATURITY DATE:
INTEREST RATE:                                 PRINCIPAL AMOUNT:
SPECIFIED CURRENCY:
[REDEMPTION DATE:]                             [REDEMPTION PREMIUM:]

          [If applicable - insert table of Optional Redemption Prices]

          PACIFIC TELECOM, INC., a corporation duly organized and existing under the laws of Washington (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ________________________ or registered assigns, the principal sum of
_______________ on the Maturity Date shown above, and to pay interest thereon from [the Original Issue Date shown] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on [March 1 and September 1] in each year commencing with the Interest Payment Date immediately following the Original Issue Date shown above (unless the Original Issue Date shown above is after [a Regular Record Date] and on or before the [corresponding Interest Payment Date], in which case the interest payments will commence on the next succeeding [Interest Payment Date], unless the Company elects, in its sole discretion, to pay such interest on the first Interest Payment Date following the Original Issue Date), at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [fifteenth day] [________ day] (whether or not a Business Day) next preceding such Interest Payment Date [exceptions, if any]. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice thereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, such Special Record Date to be not less than five days preceding the date of payment of the Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in __________________, in such coin or currency of [the United States of America] as at the time of payment is legal tender for payment of public and private debts or at such other offices or agencies as the Company may designate; provided, however, that at the option of the Company payment of interest may be made by [United States dollar] check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or at the option of the Company, by wire transfer to an account maintained by such Person with a bank in the United States (so long as the Trustee has received proper wire transfer instructions in writing by the Regular Record Date next preceding such Interest Payment Date, which instructions shall remain in full force until changed prior to a Regular Record Date). [Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.] Interest on overdue principal and (to the extent permitted by law) overdue interest shall accrue at the annual rate of 1% plus the Interest Rate specified above.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

TRUSTEE'S CERTIFICATE OF                PACIFIC TELECOM, INC.
AUTHENTICATION:

This is one of the Securities
of the series designated
herein referred to in the               By
within-mentioned Indenture.               ------------------------
                                        Attest:

The First National Bank
  of Chicago, as Trustee                -------------------------------


By                                      [Seal]
  --------------------------
  Authenticating Agent


By
  ----------------------
  Authorized Officer

                             [Form of Reverse]


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 20, 1991 (herein, as amended and supplemented from time to time, called the "Indenture"), between the Company and The First National Bank of Chicago, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

          This Security may be redeemed prior to its Stated Maturity, at the option of the Company on and after the Redemption Date shown on the face hereof, in whole or in part in increments of $1,000 at a redemption price equal to 100 percent of the principal amount to be redeemed, plus the applicable Redemption Premium, if any, shown on the face hereof, together with interest thereon accrued to, but excluding, the Redemption Date; provided, however, that if no such Redemption Date is so shown, then this Security may not be redeemed prior to its Stated Maturity.

          Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 90 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [Insert provisions regarding redemption, repurchase or repayment pursuant to any sinking fund or analogous provision or at the option of the holder, if applicable.]

          The Indenture contains provisions for defeasance of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place(s) and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or his attorney authorized in writing, and thereupon one or more new Securities of this series of any authorized denominations and of a like aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form, without coupons, in denominations of [$1,000] and any integral multiples [of $1,000 in excess] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          This Security shall be construed in accordance with and governed by the laws of the State of New York.

                              ---------------

                               ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   --   as tenants in common          UNIF GIFT MIN ACT --
TEN ENT   --   as tenants by the
               entireties                    ___________ Custodian
JT TEN    --   as joint tenants                (Cust)
               with right of
               survivorship and not          _____________
               as tenants in common             (Minor)
                                             Under Uniform Gifts
                                             to Minors Act

                                             -------------
                                                (State)

Additional abbreviations may also be used though not in the above list.
                              ---------------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE

 --------------
[          ]
 ----------  -------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE

--------------------------------------------------------------------------

--------------------------------------------------------------------------

the within Security and all rights thereunder, hereby irrevocably constituting and appointing

                                                         Attorney

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: _________________
                                        --------------------------------------
                                        NOTICE: The signature to this
                                        assignment must correspond with the
                                        name as written upon the face of
                                        the within instrument in every
                                        particular, without alteration or
                                        enlargement, or any change
                                        whatever.

                                                                    EXHIBIT B

                                   [FACE]

          [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DEPOSITARY") (55 WATER STREET, NEW YORK, NEW
YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR A SUCCESSOR OF THE DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR.]

          [If applicable, insert -- THIS NOTE IS AN "ORIGINAL ISSUE DISCOUNT NOTE." FOR PURPOSES OF SECTIONS 1272, 1273 AND 1275 OF THE UNITED STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR ANY SUCCESSOR THERETO, THE ISSUE PRICE OF THIS NOTE IS [U.S. $] _______________ (__________% OF
ITS PRINCIPAL AMOUNT), THE AMOUNT OF ORIGINAL ISSUE DISCOUNT IS [U.S. $] , THE ISSUE DATE IS _________________________, 199__ AND THE YIELD TO
MATURITY ON THE ISSUE DATE IS %. THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ALLOCABLE TO THE SHORT ACCRUAL PERIOD, IF ANY, IS [U.S. $] , DETERMINED ON THE BASIS OF THE APPROXIMATE METHOD.]


REGISTERED                                                       REGISTERED

CUSIP No. ______________



                           PACIFIC TELECOM, INC.

                  Floating Rate Medium-Term Note, Series C


ORIGINAL ISSUE DATE                 INITIAL INTEREST RATE:  %
MATURITY DATE*:                     SPREAD:  +/-
INDEX MATURITY:                     SPREAD MULTIPLIER:  %
CALCULATION AGENT:
SPECIFIED CURRENCY:

-------------------------
     *  Shall be an Interest Payment Date.

INTEREST RATE BASIS:     [ ] LIBOR                          [ ] TREASURY RATE
                         [ ] COMMERCIAL PAPER RATE          [ ] PRIME RATE
                         [ ] CD RATE                        [ ] CMT RATE

                         IF INTEREST RATE BASIS IS CMT RATE:
                         DESIGNATED CMT TELERATE PAGE:
                         [7055]
                         [7052]           IF 7052:     [ ] WEEK
                                                       [ ] MONTH

MAXIMUM INTEREST RATE:             %    INTEREST PAYMENT PERIOD: . . . .
                                        (monthly, quarterly, semiannually
                                        or annually)
MINIMUM INTEREST RATE:             %    INTEREST RATE RESET PERIOD: . . .
                                        (weekly, monthly, quarterly,
                                        semiannually or annually)
[REDEMPTION DATE:]

INTEREST RESET DATES:                   [REDEMPTION PREMIUM:]

INTEREST PAYMENT DATES:

          [If applicable - insert table of Optional Redemption Prices]

          PACIFIC TELECOM, INC., a corporation duly organized and existing under the laws of Washington (herein called the "Company," which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ______________________ ________________________________________ or
registered assigns, the principal sum of ____________ on the Maturity Date shown above, and to pay interest thereon from [the Original Issue Date] shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, in arrears on the Interest Payment Dates set forth above, commencing with the Interest Payment Date immediately following the Original Issue Date shown above (unless the Original Issue Date shown above is after a Regular Record Date and on or before the immediately following Interest Payment Date in which case interest payments will commence on the next succeeding Interest Payment Date unless the Company elects, in its sole discretion, to pay such interest on the first Interest Payment Date after the Original Issue Date shown above), at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis set forth above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities is registered at the close of business on the Regular Record Date for such interest, which shall be the [fifteenth day] (whether or not a Business Day) next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date shown above will be payable to the Person to whom the principal hereof shall be payable. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, such Special Record Date to be not less than five days preceding the date of payment of the Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in _____________________________ in such coin or currency of [the United States of America] as at the time of payment is legal tender for payment of public and private debts or at such other offices or agencies as the Company may designate; provided, however, that at the option of the Company payment of interest may be made by [United States dollar] check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or at the option of the Company, by wire transfer to an account maintained by such Person with a bank in the United States (so long as the Trustee has received proper wire transfer instructions in writing by the Regular Record Date next preceding such Interest Payment Date, which instructions shall remain in full force until changed prior to a Regular Record Date). Interest on overdue principal and (to the extent permitted by law) overdue interest shall accrue at the annual rate of 1% plus the interest rate specified above.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, directly or through an Authenticating Agent, by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

TRUSTEE'S CERTIFICATE OF                PACIFIC TELECOM, INC.
AUTHENTICATION:

This is one of the Securities           By
of the series designated                  ------------------------
herein referred to in the
within-mentioned Indenture.             Attest:

The First National Bank
  of Chicago, as Trustee                --------------------------


By
  ----------------------------
  Authenticating Agent


By                                      [Seal]
  ----------------------------
  Authorized Officer

                             [Form of Reverse]


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of September 20, 1991 (herein, as amended and supplemented from time to time, called the "Indenture"), between the Company and The First National Bank of Chicago, as Trustee
(herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof.

          [Commencing with the first Interest Reset Date specified on the face hereof following the Original Issue Date specified on the face hereof, the rate of interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually, as specified on the face hereof under Interest
Rate Reset Period.] [The Interest Reset Date will be, in the case of Securities which reset daily, each Business Day (as defined below); in the case of other securities (other than Treasury Rate Securities) which reset weekly, Wednesday of each week; in the case of Treasury Rate Securities which reset weekly, Tuesday of each week (except as provided below); in the case of Securities which reset monthly, the third Wednesday of each month;
in the case of Securities which reset quarterly, the third Wednesday of March, June, September and December; in the case of Securities which reset semi-annually, the third Wednesday of two months of each year, as specified on the face hereof; and in the case of Securities which reset annually, the third Wednesday of one month of each year, as specified on the face hereof]; provided, however, that (i) the interest rate in effect from the Original Issue Date to the first Interest Reset Date specified on the face hereof will be the Initial Interest Rate as set forth on the face hereof and (ii) [the interest rate in effect for the ten days immediately prior to the Maturity Date will be that in effect on the tenth day preceding such Maturity Date]. If any Interest Reset Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Reset
Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Security shall be determined on the basis of LIBOR and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.
If an auction date shall fall on any Interest Reset Date for a Treasury
Rate Security, then such

Interest Reset Date shall instead be the first Business Day immediately following such auction date.


          The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Security shall be determined on the basis of the Commercial Paper Rate (the "Commercial Paper Interest Determination Date") the CD Rate (the "CD Rate Interest Determination Date"), the Prime
Rate (the "Prime Rate Interest Determination Date") and the CMT Rate (the
"CMT Rate Interest Determination Date") will be the second Business Day next preceding such Interest Reset Date. The Interest Determination Date pertaining to an Interest Reset Date. if the rate of interest on this Security shall be determined on the basis of LIBOR (the "LIBOR Interest Determination Date") will be the second London Banking Day preceding such Interest Reset Date. "London Banking Day" means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market.
The Interest Determination Date pertaining to an Interest Reset Date if the rate of interest on this Security shall be determined on the basis of the Treasury Rate (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Security, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date.

          [The Calculation Date, where applicable, pertaining to any Interest Determination Date is the earlier of (i) the tenth calendar day after such Interest Determination Date or if any such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day preceding the applicable Interest Payment Date or date of maturity, as the case may be.]

          If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day, except that if the rate of interest on this Security shall be determined on the basis of LIBOR, and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. "Business Day" means any day that is not a Saturday or Sunday and that (a) is not a day on which banking institutions are generally authorized or obligated by law to be closed in The

City of New York and (b) with respect to LIBOR Notes, is a London Banking
Day.

          [Interest payments for this Security will include interest accrued to, but excluding, the Interest Payment Dates]; [provided, however, that if the Interest Reset Dates with respect to this Security are daily or weekly, interest payable on any Interest Payment Date, other than interest payable on any date on which principal for this Security is payable (which will include interest accrued to, but excluding, such payment date), will only include interest accrued to and including the next preceding Regular Record Date.] Accrued interest from the Original Issue Date specified on the face hereof or from the last date to which interest has been paid is calculated by multiplying the face amount hereof by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from the Original Issue Date, or from the last date to which interest has been paid, to the date for which accrued interest is being calculated. [The interest factor for each such day is computed by dividing the interest rate applicable to such date by 360, in the case of the Commercial Paper Rate, LIBOR, the CD Rate or the Prime Rate, or by the actual number of days in the year, in the case of the Treasury Rate and the CMT Rate.]

          The Calculation Agent will, upon the request of the holder of this Security, provide to such holder the interest rate then in effect and, if different, the interest rate which will become effective as a result of a determination made on the most recent Interest Determination Date. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the applicable heading below. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Security.

          Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate on this Security shall equal the rate calculated with reference to the Commercial Paper Rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof. ["Commercial Paper Rate" means the Money Market Yield (as defined below) of the rate on each Commercial Paper Interest Determination Date for commercial paper having the Index Maturity shown on the face hereof as such rate is published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper". In the event that such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield of the rate on that Commercial Paper Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" ("Composite Quotations") under the heading "Commercial Paper". If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the Commercial Paper Rate for that Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent as of 11:00 A.M., New York City time, on that Commercial Paper Interest Determination Date, for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose senior unsecured bond rating is "AA", or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

          "Money Market Yield" shall be a yield calculated in accordance with the following formula:

        Money Market Yield =    D x 360     x 100
                             -------------
                              360-(D x M)

where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.]

          LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate on this Security shall equal the rate calculated with reference to LIBOR, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof. [LIBOR will be determined by the Calculation Agent specified on the face hereof in accordance with the following provisions:

               (i) With respect to a LIBOR Interest Determination Date, LIBOR will be determined on the basis of either, as specified on the face hereof, (a) the arithmetic mean of the offered rates for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appears on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page, or (b) the rate for deposits in U.S. dollars having the Index Maturity designated on the face hereof, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 a.m., London Time, on that LIBOR Interest Determinate Date. "Reuters Screen LIBO Page" means the display designated as Page "LIBO" in the Reuters Monitor Money Rate Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated on page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if LIBOR Telerate had been specified. If LIBOR Reuters is specified on the face hereof and fewer than two offered rates appear on the Reuters Screen LIBO page, or if LIBOR Telerate is specified on the face hereof and no rate appears on the Telerate Page 3750, the rate in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

               (ii) With respect to a LIBOR Interest Determination Date on which this provision applies as specified in (i) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity specified on the face hereof are offered at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date by four major banks (the "Reference Banks") in the London interbank market selected by the Calculation Agent to prime banks in the London interbank market commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1 million that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on that LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for loans in U.S. dollars to leading European banks, having the Index Maturity designated on the face hereof commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date and in a principal amount equal to an amount of not less than U.S. $1 million that is representative for a single transaction in such market at such time; provided, however, that if the banks in The City of New York selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

          Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate on this Security shall equal the rate calculated with reference to the Treasury Rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. "Treasury Rate" means, [with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Treasury bills - auction average (investment)" or, if not so published by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not otherwise reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of 3:30 p.m., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect on such Treasury Interest Determination Date.

          CD Rate. If the Interest Rate specified on the face hereof is the CD Rate, the interest rate on this Security shall equal the rate calculated with reference to the CD Rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. "CD Rate" means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity shown on the face hereof, as made available and subsequently published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not so made available by 3:00 p.m., New York City time, on the Calculation Date pertaining to such Interest Determination Date, the CD Rate will be the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof, as made available and subsequently published in Composite Quotations under the heading "CDs (Secondary Market)" prior to 3:00 p.m., New York City time. If such rate is neither published in H.15(519) or in Composite Quotations by 3:00 p.m., New York time, on such Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date of three leading non-bank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000 or other amount that is representative for a single transaction in that market at that time; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such Interest Determination Date will be the CD Rate in effect on such date.

          Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate on this Security shall equal the rate calculated with reference to the Prime Rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, specified on the face hereof. "Prime Rate" means, with respect to any Interest Determination Date, the rate on such date as made available and subsequently published in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not so published by 3:00 p.m., New York City time, on such Calculation Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as defined below), at 3:00 p.m., New York City time, as such banks' prime rate or base lending rate on such Interest Determination Date. If fewer than four such rates but more than one such rate appears on the Reuters Screen USPRIME1 for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Interest Determination Date by four major money center banks in the City of New York selected by the Calculation Agent. If fewer than two such rates appear on the Reuters Screen USPRIME1 as provided above, the Prime Rate will be determined by the Calculation Agent on the basis of rates furnished in the City of New York by three substitute banks or trust companies organized and doing business under the laws of the United States, or any State thereof, having total equity capital of at least $500,000,000 and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Interest Determination Date will be the Prime Rate in effect on such date. "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

          CMT Rate. If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate on this Security shall equal the rate calculated with reference to the CMT Rate, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, or by multiplication by the Spread Multiplier, if any, as specified on the face hereof. "CMT Rate" means, with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate page (as defined below) under the caption "...Treasury Constant Maturities... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.," under the column for the Index Maturity set forth on the face hereof for
(i) if the Designated CMT Telerate page is 7055, the rate for the applicable Interest Determination Date and (ii) if the Designated CMT Telerate page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be such Treasury Constant Maturity rate for the Index Maturity set forth on the face hereof as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be the Treasury Constant Maturity rate for the Index Maturity set forth on the face hereof (or other United States Treasury rate for the Index Maturity set forth on the face hereof) as may then be published by either the Federal Reserve Board or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., (New York City time) on such Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Note") with an original maturity of approximately the Index Maturity set forth on the face hereof and a remaining term to maturity of not less than such Index Maturity minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on such Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury notes with an original maturity of the number of years that is the next highest to the Index Maturity set forth on the face hereof and a remaining term to maturity closest to such Index Maturity and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate with respect to such Interest Determination Date will be the CMT Rate in effect on such date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Index Maturity set forth on the face hereof, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

          Notwithstanding the foregoing, the interest rate shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. The Calculation Agent specified on the face hereof shall calculate the interest rate on this Security in accordance with the foregoing on or before each Calculation Date.

          The interest on this Security will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general applicability.

          All percentages resulting from any calculation with respect to this Security shall be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% or .09876545 being rounded to 9.87655% or .0987655), and all dollar amounts used in or resulting from such calculation on this Security shall be rounded, if necessary, to the nearest cent (with one-half cent being rounded upward).

          This Security may be redeemed prior to its Stated Maturity, at the option of the Company on and after the Redemption Date shown on the face hereof, in whole or in part in increments of $1,000 at a redemption price equal to 100 percent of the principal amount to be redeemed, plus the applicable

Redemption Premium, if any, shown on the face hereof, together with interest thereon accrued to, but excluding, the Redemption Date; provided, however, that if no such Redemption Date is so shown, then this Security may not be redeemed prior to its Stated Maturity.

          Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 90 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

          [Insert provisions regarding redemption, repurchase or repayment pursuant to any sinking fund or analogous provision or at the option of the holder, if applicable.]

          The Indenture contains provisions for defeasance of the entire indebtedness of this Security upon compliance by the Company with certain conditions set forth therein.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As set forth in, and subject to, the provisions of the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% on principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or interest on this Security on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of any authorized denominations and of a like aggregate principal amount and tenor, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form, without coupons, in denominations of [$1,000] and any integral multiples [of $1,000 in excess] thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                              ---------------

                               ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM   --   as tenants in common     UNIF GIFT MIN ACT --
TEN ENT   --   as tenants by the
               entireties               ____________ Custodian
JT TEN    --   as joint tenants            (Cust)
               with right of
               survivorship and not     _____________
               as tenants in common        (Minor)
                                        Under Uniform Gifts
                                        to Minors Act

                                        -------------
                                           (State)

        Additional abbreviations may also be used though not in the above list.

                              ---------------

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE


------------------
[                ]
 ----------------  -------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
                                         CODE OF ASSIGNEE

--------------------------------------------------------------------------

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the within Security and all rights thereunder, hereby irrevocably constituting and appointing

                                                            Attorney

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      -------------------------         ----------------------------------
                                        NOTICE:  The signature to this
                                        assignment must correspond
                                        with the name as written upon
                                        the face of the within
                                        instrument in every
                                        particular, without alteration
                                        or enlargement, or any change
                                        whatever.